                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 23, 1996





                         DISCOVERY TECHNOLOGIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      KANSAS                     0-18606                 36-3526027
- -------------------------     ----------------        -------------------
(State of other jurisdic-     (Commission file           (IRS Employer
tion of incorporation or           number)            Identification No.)
organization)






              P.O. Box 239, Colorado Springs, Colorado  80901-0239
        --------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (719) 575-0503
      -------------------------------------------------------------------



         1299 Fourth Street, Suite 400, San Rafael, California  94901
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 7:  EXHIBITS
- -----------------

Exhibit No.    Title
- -----------    -----
     1.0       Letter of Hein + Associates LLP filed pursuant to Item 304(a)(3)
               of Regulation SB

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DISCOVERY TECHNOLOGIES, INC.



Date:   August 2, 1996        By:  /s/ Craig Rogers
       ----------------            -------------------------------------
                                   Craig Rogers, Chief Financial Officer